Charles S. Kim (858) 550-6049 ckim@cooley.com	VIA EDGAR AND FEDERAL EXPRESS

May 6, 2011

United States Securities and Exchange Commission

Division of Corporate Finance

Mail Stop 6010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Bryan Pitko

Re:	Insys Therapeutics, Inc.
Registration Statement on Form S-1
Filed March 29, 2011
File No. 333-173154

Dear Mr. Pitko:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on behalf of our client Insys Therapeutics, Inc. (the “Company”), is Amendment No. 1 (“Amendment No. 1”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2011. The copy of Amendment No. 1 that is enclosed with the paper copy of this letter is marked to show changes from the Registration Statement as originally filed on March 29, 2011.

Amendment No. 1 is being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated April 26, 2011 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of Amendment No. 1.

Staff Comments and Company Responses

Form S-1

General

1. Please note that where we provide examples to illustrate what we mean by our comments, they are examples and not exhaustive lists. If our comments are applicable to portions of the filing that we have not cited as examples, make the appropriate changes in accordance with our comments.

Response: The Company acknowledges the Staff’s comment and has made appropriate changes throughout Amendment No. 1 as requested.

2. Please note that when you file a pre-effective amendment containing pricing-related information, we may have additional comments. As you are likely aware, you must file this amendment prior to circulating the prospectus.

Response: The Company acknowledges the Staff’s comment and will not circulate the prospectus prior to filing a pre-effective amendment to the Registration Statement that includes pricing-related information.

3. Please note that when you file a pre-effective amendment that includes your price range, it must be bona fide. We interpret this to mean that your ranges may not exceed $2 if you price below $20 and 10% if you price above $20.

Response: The Company acknowledges the Staff’s comment.

4. Please file your remaining exhibits as promptly as possible. We will need time to review these documents once they are filed.

Response: The Company acknowledges the Staff’s comment and will endeavor to file all remaining exhibits as soon as possible. The Company advises the Staff that a number of the remaining exhibits are pending final approval by the Company’s Board of Directors, and the Company plans to file them with a subsequent amendment to the Registration Statement following receipt of the requisite approvals.

5. Please provide us with proofs of all graphic, visual or photographic information you will provide in the printed prospectus prior to its use, for example in a preliminary prospectus. Please note that we may have comments regarding this material.

Response: The Company acknowledges the Staff’s comment and will provide the Staff with proofs of any additional graphic, visual or photographic information beyond what is included in Amendment No. 1 that the Company intends to include in the printed prospectus prior to its use. At the current time, the Company does not anticipate including any such additional material.

Prospectus Summary, page 2

6. We note that your registration statement includes numerous references to data attributed to IMS Health, Inc. Please briefly describe who IMS Health is. In addition, please disclose what your relationship is to IMS Health and whether the information attributed to IMS Health was compiled on your behalf.

Response: The Company acknowledges the Staff’s comment and advises the Staff that IMS Health is a provider of market research data for the healthcare industry around the world, as well as other services. In addition, the Company advises the Staff that it has no direct relationship with IMS Health and no information in the Registration Statement attributed to IMS Health was compiled on the Company’s behalf; rather, it is general market and industry data relied on by the healthcare industry as a whole.

Risk Factors, page 9

“We are highly dependent on the success of our Fentanyl SL Spray…,” page 11

7. Please provide additional disclosure describing the CMC and labeling issues highlighted in the FDA’s December 2010 and January 2011 deficiency letters with regard to your Dronabinol SG Capsule and how the Company seeks to address these issues. In addition, please briefly explain the distinction between a “major” and “minor” deficiency letter from the FDA. Please also make sure to include in your Business section disclosure a discussion of your significant interactions with the FDA concerning the development of Dronabinol SG Capsule.

Response: In response to the Staff’s comment, the Company has provided additional disclosure on pages 13 and 91 of Amendment No. 1 regarding the CMC and labeling issues and interactions with the FDA.

In addition, the Company advises the Staff that as a general matter, amendments to Abbreviated New Drug Applications (“ANDAs”) submitted in response to major U.S. Food and Drug Administration (“FDA”) deficiency letters or amendment requests are given the same review priority as original, non-reviewed ANDAs by the Office of Generic Drugs (“OGD”). They are generally placed into the 180-day queue and reviewed in accordance with OGD’s first in-first reviewed procedures. In contrast, ANDA amendments submitted in response to minor FDA deficiency letters or amendment requests are generally given a higher priority review than major amendments because they often mean an ANDA is close to approval and should, therefore, be given priority. The FDA generally reviews minor amendments within 30 to 60 days.

“If we fail to attract and keep management and other key personnel…,” page 20

8. To the extent you have experienced problems attracting and retaining highly qualified personnel in the recent past, please revise to describe these problems.

Response: The Company acknowledges the Staff’s comment and advises the Staff that while it operates in a competitive environment for highly qualified personnel, it has not experienced any particular problems attracting and retaining such personnel.

“We rely on third parties to conduct and oversee our clinical trials…,” page 27

9. We note your reliance on agreements with third-party clinical research organizations to conduct your clinical trials. For example, we note that you have contracted with Excel Life Sciences to conduct your Phase II clinical trial for LEP-ETU. It appears that you may be substantially dependent on some or all of these agreements. If you are, please file copies and describe the material terms of the agreements within your Business section. If you do not believe that you are substantially dependent on them, please provide an analysis supporting your determination.

Response: The Company acknowledges the Staff’s comment and advises the Staff that the Company is not substantially dependant on any agreements with third-party clinical research organizations (“CROs”), and the agreements are not otherwise material to the Company. Excel Life Sciences (“Excel”) is the only third-party CRO with whom the Company has an active ongoing contractual relationship. While the Company depended upon Excel for the conduct of its Phase II clinical trial for LEP-ETU, Excel’s work with respect to this trial has been completed and there are no arrangements with Excel to engage in any future work. In addition, there are numerous CROs that have the capability to conduct the Company’s future clinical trials and if the Company decides to use alternative CROs to conduct its clinical trials, the Company anticipates that it would be able to secure new agreements with such CROs without material disruption to its business. Accordingly, the Company does not believe that it is substantially dependent upon its past or present agreements with CROs, and moreover it does not anticipate that it will be substantially dependent upon any future agreements it may enter into with CROs.

“We are a defendant in a lawsuit to seek rescission of invention assignments…,” page 38

10. We note that your risk factor heading does not indicate a specific risk to the Company. Please revise your risk factor heading to highlight that rescission of invention assignments could result in material adverse impact on your business by preventing the Company from obtaining exclusive patents rights covering its product candidates.

Response: The Company acknowledges the Staff’s comment and has revised the risk factor heading on page 39 of Amendment No. 1 as requested.

Industry and Market Data, page 50

11. On page 50 you have stated that you have not independently verified market and industry data obtained from third-party sources. This statement appears to imply that you are not taking liability for certain statistical and other industry and market data included in your registration statement. Please delete this sentence, as it is not appropriate to state or imply that you do not have liability for the statements in your registration statement. Alternatively, please expand your disclosure to include a statement specifically accepting liability for this information.

Response: The Company acknowledges the Staff’s comment and has deleted the statement from Amendment No. 1 as requested.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Basis of Presentation

Research and Development Expenses, page 64

12. Please revise your disclosure here to include the inception to date period. Further, please provide a discussion as to the nature of research and development expenses of NeoPharm, Inc.

Response: The Company acknowledges the Staff’s comment and advises the Staff that prior to the periods presented in the research and development expense table located on page 64 of Amendment No. 1, the Company did not track research and development expenses by product candidate, mainly because a number of expenses were incurred in connection with multiple product candidates and were not attributable to one specific product candidate. Therefore, the Company concluded it was not practicable to attempt to track expenses by product candidate at that time. For these reasons, the Company advises the Staff that it is unable to provide research and development expenses by product candidate family from inception to date as requested. However, the Company notes that on page 64 of Amendment No. 1, the Company has disclosed that it has incurred $59.2 million in total research and development expenses from inception to March 31, 2011. Moreover, the Company has added disclosure on page 64 of Amendment No. 1 to clarify why research and development expenses for certain periods cannot be presented on a product-by-product basis.

In addition, the Company advises the Staff that the general nature of the Insys Therapeutics, Inc. and NeoPharm, Inc. related research and development expenses is substantially similar. The Company has added disclosure on page 64 of Amendment No. 1 to clarify this point.

Critical Accounting Policies and Significant Judgments and Estimates

Stock-Based Compensation, page 69

13. We have reviewed your disclosure with respect to the valuation of your common stock and have the following comments:

•	Quantitatively discuss the significant assumptions used under the different valuation methodologies at each assessment date, including how the adjusted equity value was estimated and changed.

•	Qualitatively and quantitatively elaborate on how the common stock fair value declined from $0.33 to $0.02 between July 2008 and February 2010.

•

Quantitatively illustrate how each valuation considered the future potential outcomes as well as values and probabilities associated with each respective outcome, such as initial public offering, merger or sale, dissolution, or continued operation as a private company.

•

Once you can reasonably estimate the IPO price, qualitatively and quantitatively discuss each significant factor contributing to the difference between each valuation and the estimated IPO price. Please update your schedule of stock options granted to the date of your response to these comments.

•

Disclose the intrinsic value of the outstanding vested and unvested options based on the estimated IPO price and the options outstanding as of the most recent balance-sheet date presented in the registration statement. The current disclosure solely appears to include the intrinsic value of the options granted in July 9, 2008, July 25, 2008 and February 22, 2010.

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on pages 71, 72, 73 and 74 of Amendment No. 1 as requested pursuant to bullet points 1, 2, 4 and 5 above.

In addition, the Company acknowledges the Staff’s comment in bullet point 3 above and advises the Staff that at the time of each historical valuation described in Amendment No. 1 (other than the most recent valuation in February 2011), the Company did not consider the future potential outcomes, or the values and probabilities associated with, an initial public offering, merger or sale of the Company, dissolution, or continued operation of the Company as a private company because the Company did not believe at such times that the completion of a liquidity event was reasonably likely in the foreseeable future. Therefore, the Company was unable to reasonably estimate the probability of completing any such event as any such analysis would have been highly speculative and not useful. However, when the Company began considering the possibility of pursuing an initial public offering of its common stock, the Company engaged an independent third party valuation firm to perform a valuation of the Company’s common stock utilizing an income approach model using the Probability Weighted Expected Return Method. This approach involved the estimation of future potential outcomes for the Company, as well as values and probabilities associated with each respective potential outcome.

Furthermore, with respect to the Staff’s comments in bullet points 4 and 5 above, the Company advises the Staff that once the Company is able to reasonably estimate the price at which its common stock will be sold in connection with this offering (the “Estimated IPO Price”), it will revise the Registration Statement to (i) qualitatively and quantitatively discuss each significant factor contributing to the difference between each historical valuation and the Estimated IPO Price and (ii) disclose the intrinsic value of the Company’s outstanding vested and unvested options based on the Estimated IPO Price as of the most recent balance sheet date presented in the Registration Statement, as requested.

Contractual Obligations, page 76

14. In your financial statements, you disclose several licensing and clinical trial agreements that would require you to make milestone payments and could have a material impact on your liquidity. Additionally, we note the holders of NeoPharm stock prior to the merger to receive cash payments aggregating $20.0 million. Please revise your disclosure here to discuss these various agreements including the timing and amount of the total potential payments due under each agreement. Refer to Financial Reporting Release 501.03.

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on pages 79 and 80 of Amendment No. 1 as requested.

Business, page 78

Our product candidates, page 84

15. We note your disclosure that the Phase 3 safety and efficacy trial for Fentanyl SL Spray met all primary and secondary endpoints with statistical significance. Please revise to explain how statistical significance is measured, discuss the concept of p-value and disclose the p-values that were observed in the Phase 3 study for Fentanyl SL Spray.

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on page 87 of Amendment No. 1 as requested.

16. Please provide your basis for the expectation that the Company will receive an approval decision from the FDA in 2011.

Response: The Company acknowledges the Staff’s comment and in response it has deleted references to the anticipated FDA approval decision date in question in Amendment No. 1.

Sales and Marketing, page 90

17. We note your disclosure that you intend to implement a “capital-efficient, incentive-based commercial organization” for your business. Please expand your disclosure to explain what you mean by “incentive-based model.”

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on page 93 of Amendment No. 1 as requested.

Manufacturers and Suppliers, page 90

18. We note that you have agreements in place with AptarGroup and DPT Lakewood for the completion of work related to your Fentanyl SL Spray trial. Please describe the material terms of these agreements in your Business section. In addition, please file a copy of each agreement as an exhibit to the registration statement. If you do not believe that you are substantially dependent on these agreements, please provide an analysis supporting your determination.

Response: The Company respectfully submits to the Staff that all of the Company’s purchases of supplies and manufacturing services from AptarGroup and DPT Lakewood, respectively, to date have been on a purchase order-by-purchase order basis for clinical quantities in the ordinary course of business. The Company advises the Staff that it is in the process of negotiating long-term commercial agreements with both AptarGroup and DPT Lakewood. If such new agreements are consummated, and such agreements are not in the ordinary course of the Company’s business and the Company consequently becomes substantially dependent upon such agreements, the Company will describe the material terms of those agreements in the Registration Statement and file copies the agreements as exhibits.

Intellectual Property, page 93

19. We note that you currently license two issued U.S. patents, corresponding foreign patents, and patent applications from Georgetown University in relation to LEP-ETU. Please revise your disclosure to provide a full description of the material terms of this license agreement with Georgetown University including:

•	Amounts paid to date;
•	Aggregate potential milestone payments;
•	Range of royalty payments (i.e. “single digits,” teens,” “twenties”);
•	Termination provisions; and
•	Duration

Please also file this license agreement as an exhibit to your registration statement or provide us with an analysis as to why it is not required to be filed.

Response: The Company acknowledges the Staff’s comment and advises the Staff that neither the Georgetown University license agreement nor the two related licensed patents are material to the Company’s business and that the Company is not substantially dependent upon any of them. The two U.S. patents covered by the Georgetown University license expire in June 2012 and the foreign patents expire in March 2013. Based upon the stage of development of the Company’s product candidates that rely on these patents, these patents will expire prior to the Company potentially selling any products related to these patents. Consequently, the Company would not need the license to these patents to commence commercial sale of any of its related product candidates. If additional patents become licensed under the agreement with Georgetown University in the future, the Company will reevaluate the materiality of the agreement.

In addition, the Company has revised the disclosure on page 96 of Amendment No. 1 to provide detail regarding the expiration dates of the two licensed U.S. patents in question.

Compensation Discussion and Analysis, page 112

Potential Payments Upon Termination or Change in Control

20. We note your disclosure that none of your named executive officers had the right to receive payments upon termination of services except for potential accelerated vesting of stock options under equity incentive plans in the event of corporate transactions. Pursuant to the requirements of Item 402(j) of Regulation S-K, please revise your registration statement to provide quantitative disclosure of the potential payments that would be due to each of your named executive officers under equity incentive plans assuming the specified triggering corporate transaction took place on the last business day of the Company’s last completed fiscal year.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 121 of Amendment No. 1 as requested.

21. Please advise us as to whether you have entered into employment agreements with any of your named executive officers. If so, please identify these executive officers and provide a description of the material terms of the agreements. In addition, please file each of the employment agreements as an exhibit pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

Response: The Company acknowledges the Staff’s comment and advises the Staff that the Company has recently entered into employment agreements with its President and Chief Executive Officer, Michael L. Babich, and its Chief Medical Officer, Dr. Larry Dillaha. These agreements have been described on page 120 of Amendment No. 1 and these agreements have been filed as Exhibits 10.8 and 10.9, respectively, to Amendment No. 1 as requested. The Company has not entered into an employment agreement with its other named executive officer.

Index to Consolidated Financial Statements

1. Introduction and Basis of Presentation, page F-7

22. Please revise your disclosure to comply with Rule 5.02(6) of Regulation S-X. In addition, please tell us why the amount has not changed from 2009.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page F-8 of Amendment No. 1 as requested.

In addition, the Company advises the Staff that the Company acquired the dronabinol product in the settlement with Austin Pharma referenced in Note 4 to the Company’s consolidated financial statements. The Company has not yet obtained FDA approval for any of its dronabinol product candidates and therefore it has not used or sold any dronabinol product since 2009. Based on expiration testing, the product will expire in June 2012.

11. NeoPharm Merger, page F-22

23. Please disclose the value of the stock exchanged in this transaction and how such value was determined.

Response: The Company acknowledges the Staff’s comment and advises the Staff that while the stock exchanged in the merger was 100% of the previously-outstanding shares of Insys Therapeutics, Inc. for new NeoPharm common and preferred shares, the value of those exchanged shares did not factor into the purchase accounting for the merger due to the reverse acquisition nature of the transaction. Accordingly, rather than disclosing the value of the exchanged shares, the Company believes it is appropriate to disclose the value of the shares legally retained by the prior NeoPharm stockholders. The Company has revised the disclosure on page F-23 of Amendment No. 1 in response to the Staff’s comment.

24. With respect to the $5.3 million of in-process research and development acquired, please disclose the following information:

•	Disclose the specific nature and fair value of each significant in-process research and development project acquired.

•	Disclose the completeness, complexity and uniqueness of the projects at the acquisition date.

•	Disclose the nature, timing and estimated costs of the efforts necessary to complete the projects, and the anticipated completion dates.
•	Explain the risks and uncertainties associated with completing development on schedule, and consequences if it is not completed timely.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page F-24 of Amendment No. 1 as requested.

11. Fair Value Measurements, page F-24

25. With respect to NeoPharm’s IPR&D, please address the following:

•	Tell us why you concluded that it was appropriate to use the cost method was used to value the projects.

•	Additionally, please disclose the significant assumptions used, such as:

o	the period in which material net cash inflows from significant projects are expected to commence;

o	material anticipated changes from historical pricing and margins; and

o	the risk adjusted discount rate applied to the project’s cash flows.

Response: The Company acknowledges the Staff’s comment and advises the Staff that with respect to NeoPharm’s IPR&D, the Company believes that the cost approach represented the only viable option from a valuation methodology perspective given how early the applicable drug candidates were in their clinical development. LEP-ETU was in Phase II clinical trials in India and IL-13 was in preclinical studies. As a result, commercialization was highly speculative and management was unable to accurately project potential cash flows associated with the IPR&D.

In addition:

•

With respect to disclosure regarding the period in which material net cash inflows from significant projects are expected to commence, as discussed above, the Company advises the Staff that it is currently unable to determine when net cash inflows are expected due to the fact that the relevant product candidates are still in the early stages of development and any estimates at this point would be highly speculative.

•

With respect to disclosure regarding material anticipated changes from historical pricing and margins, the Company advises the Staff that NeoPharm has never had a drug candidate progess to the point of commercialization and therefore, there is no historical pricing or margin data to disclose for purposes of comparison or discussion regarding anticipated changes.

•

With respect to disclosure regarding the risk adjusted discount rate applied to the project’s cash flows, the Company advises the Staff that this assumption was not applicable for the IPR&D valuation as the valuation was performed using the cost approach as discussed above.

26. Please disclose the drug candidates for which the contingent rights and payment obligation apply.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page F-26 of Amendment No. 1 as requested.

**********

The Company respectfully requests the Staff’s assistance in completing the review of the Registration Statement and Amendment No. 1 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 1 or this response letter to me at (858) 550-6049. Thank you.

Sincerely,

Cooley LLP

/s/ Charles S. Kim

Charles S. Kim, Esq.

cc:	Michael L. Babich, Insys Therapeutics, Inc.
Matthew T. Browne, Esq., Cooley LLP
Sean M. Clayton, Esq., Cooley LLP
Cheston J. Larson, Esq., Latham & Watkins LLP
Divakar Gupta, Esq., Latham & Watkins LLP